Acquisition Of Aeronetworks LLC	6 Months Ended
Jun. 30, 2013
Acquisition Of Aeronetworks Llc
Acquisition Of Aeronetworks LLC

3.	Acquisition of Aeronetworks LLC

On May 28, 2013 the Company completed a stock purchase agreement with all the shareholders of Aeronetworks LLC (“Aero”). The Company acquired 100% of the issued and outstanding shares of Aero and its wholly-owned subsidiary Birchtree LLC by issuing 2,400,000 shares of common stock and 3,000,000 share purchase warrants in three 1,000,000 blocks expiring in 2014, 2015, and 2017 at an exercise price of $0.50, $0.75, and $1.00 respectively. The Company also agreed to issue future earn-out performance bonus shares based on revenue growth and extended a three year agreement to Aero’s management team. Refer to Note 11(f).

As a result, the Company issued 2,400,000 shares of common stock with a fair value of $600,000, and 3,000,000 share purchase warrants with a fair value of $699,765 to the shareholders of Aero. The Company determined the fair value of the share purchase warrants using the Black-Scholes option pricing model with the following weighted average assumptions: risk-free interest rate of 0.63%, expected life of 2.9 years, expected volatility of 256%, and no expected dividends.

$

Fair value of shares issued	600,000
Fair value of share purchase warrants issued	699,765

Total purchase price	1,299,765

 At the date of acquisition, the fair values of the assets and liabilities of Aero consisted of the following

$

Cash	9,696
Loans receivable	23,620
Property and equipment	1,245
Goodwill	1,352,212
Accounts payable	(34,001)
Loans payable	(20,988)
Due to related parties	(32,019)

Total purchase price	1,299,765